Exhibit 99.1
FOR IMMEDIATE RELEASE
Lumos Pharma Announces Abstracts Accepted for Presentation at Upcoming Medical Meetings
AUSTIN, TX, April 18, 2024 (GLOBE NEWSWIRE) – Lumos Pharma, Inc. (NASDAQ:LUMO), a biopharmaceutical company advancing an oral therapeutic candidate for Pediatric Growth Hormone Deficiency (PGHD) through Phase 2 clinical trials, announced today that abstracts reviewing data from its Phase 2 OraGrowtH210 and OraGrowtH212 Trials will be presented at several upcoming medical meetings in the US and Europe.
Pediatric Endocrine Society (PES) Annual Meeting, held May 2-5, 2024, in Chicago, IL
•Abstract, OraGrowtH210 Trial (Phase 2): Oral LUM-201 Shows Similar Annualized Height Velocity to Daily rhGH in Moderate Pediatric Growth Hormone Deficiency (PGHD) with a 1.6mg/kg/day Dose and a Promising Investigational Safety Record, Andrew Dauber, MD, et al, to be presented in a poster session, Friday, May 3rd, 12:15-1:45 PM CT
The 10th International Congress of the Growth Hormone Research Society (GRS), held May 10-11, 2024, in Stockholm, Sweden
•Abstract, Approaching the reality of restoring GH secretion and growth with the investigative oral growth hormone secretagogue (GHS) LUM-201 in moderate Pediatric Growth Hormone Deficiency (PGHD), Peter Clayton, MD, PhD, et al, to be presented in an oral session, Friday, May 10th, 12:00-1:00 PM CET
European Congress of Endocrinology (ECE) 2024, held May 11-14, 2024, in Stockholm, Sweden
•Abstract, Approaching the reality of restoring GH secretion and growth with the investigative oral growth hormone secretagogue (GHS) LUM-201 in moderate Pediatric Growth Hormone Deficiency (PGHD), Peter Clayton, MD, PhD, et al, to be presented in an oral session, Sunday, May 12th, 4:20-6:00 PM CET
“We are excited to share additional data analyses from our Phase 2 OraGrowtH Trials with the global endocrine community at these key medical meetings,” said Rick Hawkins, Lumos Pharma’s Chairman and CEO. “Our Phase 2 data to date have demonstrated that, by augmenting the natural pulsatile secretion of growth hormone, our oral therapeutic candidate, LUM-201, produces comparable growth to injectable rhGH with significantly less exposure to circulating GH. We believe this information will continue to resonate throughout the endocrine community and that oral LUM-201 could create a paradigm shift in the way PGHD and other growth hormone disorders are treated.”
About LUM-201
LUM-201 (ibutamoren) is an orally administered small molecule that promotes the secretion (secretagogue) of Growth Hormone (GH) from the pituitary gland.1 LUM-201 acts as an agonist of the GH Secretagogue Receptor to stimulate GH release and to suppress the release of somatostatin.2 LUM-201 has been observed to increase the amplitude of endogenous pulsatile GH secretion in humans, which mimics the natural pattern of GH secretion. 3,4 This therapeutic candidate has been studied in more than 1,300 patients, both adult and pediatric, and was generally well tolerated with the most commonly reported adverse events being digestive systems events, including appetite increase. Mild elevations in liver

Exhibit 99.1
enzymes without accompanying changes in bilirubin were also reported. LUM-201 has received Orphan Drug Designation in both the US and EU.
About Lumos Pharma
Lumos Pharma, Inc. is a clinical stage biopharmaceutical company focused on the development and commercialization of therapeutics for rare diseases. The Company was founded and is led by a management team with longstanding experience in rare disease drug development. Lumos Pharma’s lead therapeutic candidate, LUM-201, is a novel, oral growth hormone (GH) secretagogue, seeking to transform the ~$4.7B global GH market from injectable to oral therapy. LUM-201 is currently being evaluated in multiple Phase 2 clinical studies in Pediatric Growth Hormone Deficiency (PGHD) and has received Orphan Drug Designation in both the US and EU. For more information, please visit https://lumos-pharma.com/.
1 Patchett A.A., et al. Design and Biological Activities of L-163,191 (MK-0677): A Potent, Orally Active Growth Hormone Secretagogue, Proc Natl Acad Sci, 1995, 92:7001-7005.
2 Howard A.D., et al. A Receptor in Pituitary and Hypothalamus that Functions in Growth Hormone Release, Science, 1996, 273:974-977.
3 Nass R., et al. Effects of an Oral Ghrelin Mimetic on Body Composition and Clinical Outcomes in Healthy Older Adults, Ann Intern Med, 2008, 149:601-611.
4 Chapman I.M., et al. Oral Administration of Growth Hormone (GH) Releasing Peptide-Mimetic MK-677 Stimulates the GH/Insulin-Like Growth Factor-I Axis in Selected GH-Deficient Adults, J Clin Endocrinol Metab, 1997, 82(10):3455-3463.

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Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of Lumos Pharma, Inc. that involve substantial risks and uncertainties. All such statements contained in this press release are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. A law that, in part, gives us the opportunity to share our outlook for the future without fear of litigation if it turns out our predictions were not correct.

We are passionate about our business - including LUM-201 and the potential it may have to help patients in the clinic. This passion feeds our optimism that our efforts will be successful and bring about meaningful change for patients. Please keep in mind that actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make.

We have attempted to identify forward-looking statements by using words such as “projected,” "upcoming," "will," “would,” “should,” "plan," “intend,” "anticipate," "approximate," "expect," “potential,” “imminent,” and similar references to future periods or the negative of these terms. Not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, among others, statements we make regarding the advancement of oral LUM-201 to Phase 3, the potential for LUM-201 to be the first oral therapeutic for PGHD, and any other statements other than statements of historical fact.

We wish we were able to predict the future with 100% accuracy, but that just is not possible. Our forward-looking statements are neither historical facts nor assurances of future performance. You should not rely on any of these forward-looking statements and, to help you make your own risk determinations, we have provided an extensive discussion of risks that could cause actual results to differ materially from our forward-looking statements including risks related to the continued analysis of data from our LUM-201 Trials, the timing and outcome of our future interactions with regulatory authorities including our end of Phase 2 meeting with the FDA, the timing and ability of Lumos to raise additional equity capital as needed to fund our Phase 3 Trial, our ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the ability to structure our Phase 3 trial in an effective and timely manner, the ability to successfully develop our product candidate, the effects of pandemics, other widespread health problems or military conflicts including the Ukraine-Russia conflict and the Middle East conflict and other risks could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements including

Exhibit 99.1
information in the "Risk Factors" section and elsewhere in Lumos Pharma’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as other reports filed with the SEC including our most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. All of these documents are available on our website. Before making any decisions concerning our stock, you should read and understand those documents.

We anticipate that subsequent events and developments will cause our views to change. We may choose to update these forward-looking statements at some point in the future, however, we disclaim any obligation to do so. As a result, you should not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Investor & Media Contact:

Lisa Miller
Lumos Pharma Investor Relations
512-792-5454
ir@lumos-pharma.com

Source: Lumos Pharma, Inc.